This Supplement is filed pursuant to Rule 497(d) with regard to Government Securities Income Fund Monthly Payment U.S. Treasury Series-25 Defined Asset Funds

The text of the supplement to the Prospectus dated June 6, 1997 is as follows:

		 Supplement dated June 27, 1997
              to Prospectus dated June 6, 1997, of
                Government Securities Income Fund
            Monthly Payment U.S. Treasury Series-25
                   Defined Asset Funds
            _______________________________________________


               Effective immediately, the following replaces the Initial Offering Period Sales Charge Schedule applicable to this Series in Appendix A (the Secondary Market Sales Charge Schedule remains unchanged).



			      Sales Charge
			(Gross Underwriting Profit)
		       -------------------------------

			As Percent of    As Percent of   Dealer Concession        Primary Market
		     Offer Side Public    Net Amount    as Percent of Public      Concession to
Amount Invested        Offering Price      Invested         Offering Price     Introducing Dealers
---------------      -----------------   ------------   --------------------   -------------------
Less than $500,000......    2.00%           2.041%           1.300%                 1.440%
$500,000-$999,999.......    1.50            1.523            0.975                  1.080
$1,000,000 or more......    1.00            1.010            0.650                  0.720

												  15185-6/97


<TABLE
